UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September  18, 2019

Hawthorn Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)

573-761-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 19, 2019 Hawthorn Bancshares issued a press release announcing the authorization of funds for the repurchase of shares of its common stock pursuant to its Common Stock Repurchase Program. A copy of the press release is attached to this report as an exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.Description

99.1Press release, dated September 19, 2019, issued by Hawthorn Bancshares, Inc. announcing its authorization of funds for its Common Stock Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2019	Hawthorn Bancshares, Inc. By: /s/ David T. Turner Name: David T. Turner Title: Chairman, CEO & President